Stockholders' Equity - Summary of Effect of Stock-Based Compensation (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Non-cash stock-based compensation expense	$ (856)	$ (218)	$ (244)
Income tax benefit
Net income effect	$ (856)	$ (218)	$ (244)
Net effect on earnings per share, basic and diluted	$ (0.04)	$ (0.01)	$ (0.01)